EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, R. David Russell, Chief Executive Officer of Apollo Gold Corporation (the "Company"), do hereby certify in accordance with U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 30, 2004

                                /s/  R.  David  Russell
                                -----------------------
                                R.  DAVID  RUSSELL
                                CHIEF  EXECUTIVE  OFFICER


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